UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

September 14, 2010

CENTRAL JERSEY BANCORP

(Exact name of registrant as specified in charter)

New Jersey	0-49925	22-3757709
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1903 Highway 35, Oakhurst, New Jersey	07755
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code:  (732) 663-4000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐        Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐        Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2 (b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange  Act (17 CFR 240.13e-4 (c))

Section 5 – Corporate Governance and Management

Item 5.07.  Submission of Matters to a Vote of Security Holders.

On September 14, 2010, at a special meeting of the shareholders (the “Special Meeting”) of Central Jersey Bancorp (the “Company”), the  Company’s shareholders approved the Agreement and Plan of Merger among the Company, Central Jersey Bank, N.A. (“Central Jersey Bank”), and Kearny Financial Corp. (“Kearny”) and Kearny Federal Savings Bank (“Kearny Bank”) dated May 25, 2010 (the “Merger Agreement”), pursuant to which the Company will merge with a wholly-owned subsidiary of Kearny and Central Jersey Bank will merge with and into Kearny Bank (collectively, the “Merger”).  A copy of the Merger Agreement is filed as Exhibit 2.1 to the Company’s current report on Form 8-K filed with the Securities and Exchange Commission on May 27, 2010.  Of the 9,316,626 shares of the Company’s common stock entitled to vote on the Merger Agreement, 6,568,706 were voted on the transaction and 15,273 votes abstained. 99.3% of the shares voted in favor of the approval of the Merger Agreement.  Voting results for the proposal to approve the Merger Agreement were as follows:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
6,519,469	49,237	15,273	0

It is anticipated that the Merger will be consummated in the fourth calendar quarter of 2010.  Completion of the Merger remains subject to regulatory approval and certain other conditions in accordance with the terms of the Merger Agreement.

Forward-Looking Statements

Statements contained in this current report on Form 8-K that are not historical fact are forward-looking statements, as that term is defined in the Private Securities Litigation Reform Act of 1995.  Such statements may be characterized as management’s intentions, hopes, beliefs, expectations or predictions of the future.  It is important to note that such forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those projected in such forward-looking statements.  Factors that could cause future results to vary materially from current expectations include, but are not limited to, changes in interest rates, economic conditions, deposit and loan growth, real estate values, loan loss provisions, competition, customer retention, changes in accounting principles, policies or guidelines and legislative and regulatory changes.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTRAL JERSEY BANCORP
(Registrant)
By:	/s/ James S. Vaccaro
James S. Vaccaro
Chairman, President and Chief Executive Officer
Date:  September 17, 2010